UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On August 25, 2008, three wholly owned subsidiaries (the “Subsidiaries”) of WellCare Health Plans, Inc. (the “Company”) each entered into a separate Memorandum of Understanding (the “MOUs”) with the Ohio Department of Insurance (the “Ohio Department”).  The Subsidiaries collectively provide the following services in Ohio: (1) coverage to Medicaid Covered Families and Children members and Medicare Advantage Health Maintenance Organization beneficiaries, (2) Medicare Part D drug coverage, and (3) Medicare Private Fee for Services and Medicare Preferred Provider Organization coverage.  These services are provided by the Subsidiaries pursuant to various contracts between the Subsidiaries and certain government agencies, as described below.

Each of the Subsidiaries was required to file on or before June 1, 2008 an annual audited financial report for the year ended December 31, 2007 (the “2007 Ohio Annual Financials”) with the Superintendent of Insurance in Ohio (the “Superintendent”).  As previously disclosed and as discussed below, the Company announced on July 21, 2008 that the Company’s previously issued audited consolidated financial statements for the years ended December 31, 2004, 2005 and 2006, and its previously issued unaudited condensed consolidated financial statements for the three months ended March 31 and June 30, 2007, need to be restated (the “Restatement”).  Since announcing the Restatement, the Company has been preparing its various financial statement requirements, including working with the Subsidiaries to prepare the 2007 Ohio Annual Financials.

Pursuant to the MOUs, each Subsidiary has agreed that if, as of September 15, 2008, it (i) has not filed the 2007 Ohio Annual Financials, (ii) has a National Association of Insurance Commissioners (“NAIC”) risk based capital ratio below 300%, 200% and 250% (depending on the applicable MOU), or (iii) is in violation of the Ohio Administrative Code §3901-3-04 (the section of the Ohio Administrative Code that sets forth standards which the Superintendent may use for identifying insurers whose condition is such as to render the continuance of their business hazardous to the public or to holders of their policies or certificates of insurance), the applicable Subsidiary, effective September 15, 2008, will take all actions within its control to not solicit, issue, or otherwise enroll any new members, or assume any new risk in Ohio.  To the extent a Subsidiary has met the above-described conditions by September 15, 2008, the MOU will terminate on the date that such subsidiary files its 2007 Ohio Annual Financials with the Superintendent.  If a Subsidiary is unable to meet the above-described conditions by September 15, 2008 and is required to cease writing new business in Ohio pursuant to the MOU, it may request to resume writing new business in Ohio after it has come into compliance with the terms of the MOU.  Upon such a request, the Ohio Department has agreed not to withhold unreasonably its approval for such Subsidiary to resume writing new business in Ohio.

As noted above, the Company and each of the Subsidiaries are preparing the 2007 Ohio Annual Financials, but the Company cannot provide any assurances that each Subsidiary will meet the above-described MOU conditions by September 15, 2008.

The MOUs relate to services being provided by the Subsidiaries pursuant to the following contracts: (i) Ohio Medical Assistance Provider Agreement for Managed Care Plans (Covered Families and Children) between the Ohio Department of Job and Family Services and WellCare of Ohio, Inc., as amended, attached as Exhibit 10.17 to the Company’s Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 3, 2006, (ii) Contract (H0117) with Eligible Medicare Advantage Organization Pursuant to Sections 1851 through 1859 of the Social Security Act for the Operation of a Medicare Advantage Coordinated Care Plan(s) between Centers for Medicare & Medicaid Services and WellCare of Ohio, Inc., as amended, filed as Exhibit 10.5 to the Company’s Form 8-K filed with the SEC on November 9, 2007, (iii) Contract (H0967) with Eligible Medicare Advantage Organization Pursuant to Sections 1851 through 1859 of the Social Security Act for the Operation of a Medicare Advantage Coordinated Care Plan(s) between Centers for Medicare & Medicaid Services and WellCare Health Insurance of Illinois, Inc., as amended, filed as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on November 9, 2007, (iv) Contract (H4577) with Eligible Medicare Advantage Organization Pursuant to Sections 1851 through 1859 of the Social Security Act for the Operation of a Medicare Advantage Private Fee-For-Service Plan(s) between Centers for Medicare & Medicaid Services and WellCare Health Insurance of Illinois, Inc., as amended, filed as Exhibit 10.16 to the Company’s Form 10-Q filed with the SEC on November 3, 2006, and (v) Contract with Approved Entity Pursuant to Sections 1860D-1 through 1860D-42 of the Social Security Act for the Operation of a Voluntary Medicare Prescription Drug Plan between Centers for Medicare & Medicaid Services and WellCare Prescription Insurance, Inc., as amended, filed as Exhibit 10.3 to the Company’s Form 8-K filed with the SEC on November 2, 2005.

Cautionary Note Regarding Forward-looking Statements:

This Current Report on Form 8-K contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Report Act of 1995.  All statements other than those that are purely historical in nature are considered to be forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “potential” and similar expressions also identify forward-looking statements.

Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the Company’s expectations.  These include, but are not limited to, the possibility that federal and state claims arising from the investigations may exceed the amounts held in the escrow account, including, without limitation, any additional interest, fines, penalties or other assessments that may be imposed against the Company.  These risks also include the possibility that other areas of the investigations may directly or indirectly lead to material adverse operating restrictions or disqualifications or material adverse impacts on the Company’s previously issued financial statements.  If the investigations result in criminal or other sanctions against the Company for health care related violations or otherwise, it could be disqualified from doing business in one or more jurisdictions under various statutes, regulations and contracts.  Any such restrictions, disqualifications and/or sanctions could have a material adverse effect on the Company’s business, results of operations, financial condition or cash flows. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this paragraph.

For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Item 1A — Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 10-K”), as supplemented by the reports the Company has filed since the 2006 10-K (including the Company’s Current Report on Form 8-K filed on July 21, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser Heath Schiesser President and Chief Executive Officer